Exhibit 32

Certification by Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

We, Gary L. McArthur, Interim Chief Executive Officer, and Andrew Keegan, Interim Chief Financial Officer, of Vista Outdoor Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)                                  the Annual Report on Form 10-K for the fiscal year ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: May 25, 2023

	By:	/s/ Gary L. McArthur
	Name:	Gary L. McArthur
	Title:	Interim Chief Executive Officer

	By:	/s/ Andrew Keegan
	Name:	Andrew Keegan
	Title:	Vice President and Interim Chief Financial Officer